Tax situation	12 Months Ended
Dec. 31, 2025
Tax situation
Tax situation
18.	Tax situation
(a)	Current tax regime -

The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime. By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-	A corporate income tax rate of 29.5% is set.
-

A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits. The rate applicable to dividends will be considered considering the year in which the results or profits that form part of the distribution have been obtained. The rate will be considered according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-	It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

On July 4, 2024, Law 32089 was published, in which Peruvian Congress delegates to the Executive Branch the power to legislate for a period of 90 days on economic, tax, and financial reactivation matters. The most important regulation is related to a special tax debt installment regime. Indeed, on August 30, 2024, Legislative Decree 1634 was published, approving the Special Installment Regime for Tax Debts managed by SUNAT, as follows:

i)	It applies to debts due until December 31, 2023, contained in determination resolutions, payment orders, and fine resolutions.
ii)

The benefit consists of applying a discount bonus on the debt interest, the fine, and their respective interests. The discount bonus will not apply to the tax amount. The bonus amount depends on the payment method:

a)	Cash on hand, with a discount bonus from 100% to 50% depending on the debt amount,
b)	Summary payment, one installment of 25% and three additional installments/applying a bonus from 100% to 50% depending on the debt amount, and
c)	Installment payment up to 72 installments: initial 10% and discount bonus between 90% and 30%.
iii)	The application can be submitted until December 20, 2024.
iv)

In case the debts are disputed (in litigation) before SUNAT, the Tax Court, and the Judiciary (including amparos), it will be understood that the taxpayer waives such disputes. Finally, the Second Final Supplementary Provision of Law No. 32220, in force as of December 30, 2024, provides that the application to opt into the Special Installment Payment Regime (Fraccionamiento Especial) may be submitted from its effective date, December 30, 2024, through February 28, 2025.

Additionally, the Group has a subsidiary domiciled in Uruguay that is engaged in the commercialization of minerals through international trading activities. Uruguayan legislation provides a special tax regime for this type of operation, applying an effective tax rate of 0.75% on the difference between the purchase price and the selling price of the minerals, without deduction of expenses. This tax, as well as the tax arising from the distribution of dividends, will be used as a tax credit in Peru. The local company will consider these amounts as foreign-source dividends, which will be recognized on a cash-received basis. Recently, Uruguayan legislation has introduced the Domestic Minimum Complementary Tax (Impuesto Mínimo Complementario Doméstico) within the framework of the OECD Pillar II, establishing a minimum tax at a rate of 15% on profits generated in that jurisdiction. Such tax may also be used as a tax credit by the parent company.

(b)	Years open to tax review -

During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group in the following 4 years, subsequent to the filing of the income tax report. The Income Tax and Value Added Tax (VAT) returns for the following years are open to review by the Tax Authorities:

Years open to review by the
Entity	Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2022-2025
Compañía Minera Condesa S.A.	2021-2025
Compañía Minera Colquirrumi S.A.	2021-2025
Consorcio Energético de Huancavelica S.A.	2021-2025
El Molle Verde S.A.C.	2021-2025
Empresa de Generación Huanza S.A.	2021-2025
Inversiones Colquijirca S.A.	2021-2025
Minera La Zanja S.R.L.	2022-2025
Sociedad Minera El Brocal S.A.A.	2022-2025
Procesadora Industrial Río Seco S. A.C.	2021-2025
Apu Coropuna S.R.L.	2021-|2025
Cerro Hablador S. A. C.	2021-2025
Minera Azola S. R. L.	2021-2025

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined. In the opinion of Management and its legal advisors, any possible additional payment of taxes in the entities mentioned before would not have a material effect on the consolidated financial statements as of December 31, 2025 and 2024.

The open tax process of the Group and its associates are described in note 31(d).

(c)	Tax-loss carryforwards -

As of December 31, 2025 and 2024, the tax-loss carryforward determined by the Group amounts to approximately S/2,490,274,000 and S/3,020,850,000, respectively (equivalent to US$739,393,000 and US$896,927,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses against future net taxable income subject to an annual cap equivalent to 50% of net taxable income.

The Group recognized a deferred income tax asset related to the tax-loss carryforward of those entities where it is probable that a carryforward can be used to offset future taxable profits. See note 31.

(d)Transfer pricing -

For purposes of determining its income tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. The tax administration can request this information based on analysis of the Group’s operations. The Group’s management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 31, 2025 and 2024.

Sociedad Minera Cerro Verde S.A.A.
Tax situation
Tax situation

13.   Tax situation

(a)

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force on July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)	Under its current 15-year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%.

For the year ended December 31, 2025, the Company recognized current income tax expense of US$528.9 million (including US$59.3 million for special mining tax and US$59.2 million of mining royalties) and a deferred income tax expense of US$199.3 million, resulting in a total income tax expense of US$728.2 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2024, the Company recognized current income tax expense of US$604.4 million (including US$51.5 million for special mining tax and US$49.1 million of mining royalties) and a deferred income tax credit of US$39.8 million, resulting in a total income tax expense of US$564.6 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2023, the Company recognized current income tax expense of US$574.9 million (including US$47.4 million for special mining tax and US$48.7 million of mining royalties) and a deferred income tax credit of US$30.6 million, resulting in a total income tax expense of US$544.3 million that has been included in the statements of comprehensive income

(c)   SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2017 through 2019 and 2021 through 2024 are open to examination by the tax authorities. To date, SUNAT has concluded its review of the Company’s income tax through the year 2020 and has begun the review for the year 2021 and 2023. The Company is in the claim and/or appeal process for the years 2003 through 2016.

As a result of the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)   Royalties and special mining taxes –

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. Beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production base under its current 15-year tax stability agreement, which became effective January 1, 2014. The amount paid for the mining royalty is the greater of a progressive rate of the quarterly operating income or 1% of quarterly sales.

Under the previous stability agreement, signed in 1998, the Company determined that the payment of royalties was not applicable to all of its operations until the end of this contract (December 2013). However, SUNAT demanded the payment of royalties for the periods from December 2006 to December 2013, associated with the minerals processed by the concentrator plant that began operating in 2006. In exercising its rights, the Company challenged the resolutions issued by SUNAT in all the respective instances, up to international instances, as indicated in the following paragraphs.

In February 2020, Freeport filed, on its own behalf and on behalf of the Company, international arbitration proceedings against the Peruvian government under the United States-Peru Trade Promotion Agreement. The hearing on the merits was held in May 2023 and the final closing argument took place in July 2023. In April 2020, Sumitomo filed parallel international arbitration proceedings against the Peruvian government under the Netherlands-Peru Bilateral Investment Treaty. The Sumitomo hearing on the merits was held in February 2023.

In May 2024, the arbitration tribunal in the case of Freeport and the Peruvian government issued its decision and dismissed the claims that Freeport (on behalf of itself and the Company) filed in 2020. Other than expenses that each party must assume, the decision by the arbitration tribunal did not result in any additional impact to the Company’s financial statements because the Company had previously paid in prior years all disputed tax assessments and the related penalties and interest that the Peruvian government had demanded in relation to royalties and related taxes, which were the amounts in dispute in the arbitration.

On September 16, 2024, Freeport (on behalf of itself and the Company) filed a Partial Annulment Application based on the Award’s rejection of Freeport’s claims for penalties and interest on the Royalty Assessments be annulled.

The issuance of the arbitration decision for the Sumitomo case is currently pending.

(e)   Other assessments received from SUNAT -

Of the total assessments received (excluding the mining royalty and special mining tax explained in Note 13(d) above), the Company continues to litigate several processes presented in the following table according to the year of origin:

Fiscal year	Taxes	Penalty and Interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	7,530	34,120	41,650
2006	6,058	44,109	50,167
2007	9,390	19,906	29,296
2008	9,703	10,160	19,863
2009	8,953	30,582	39,535
2010	6,501	67,404	73,905
2011	5,500	31,838	37,338
2012	—	4,766	4,766
2013	9,109	27,001	36,110
2014	5,655	729	6,384
2015	3,264	26,046	29,310
2016	68,228	3,678	71,906
2017	5,539	3,378	8,917
2018	5,108	4,654	9,762
2019 – 2020	4,743	542	5,285
2021 – 2022	10,134	5,662	15,796

	165,415	314,575	479,990

As of December 31, 2025, the Company has paid US$470.8 million on these disputed tax assessments. A reserve has been applied against these payments totaling US$178.5 million, resulting in a net receivable of US$292.3 million (US$275.3 million as of December 31, 2024) which the Company believes is collectible and is included in “Other non-financial assets, non-current” (see Note 6(a)) in the statements of financial position for these disputed tax assessments.

(f)   Global Depreciation -

In December 2025, the tax authority (hereinafter, SUNAT) concluded the income tax audit for fiscal year 2020. As part of this process, SUNAT confirmed that the Company can apply the benefit of the global depreciation rate established in Article 84 of the General Mining Law to all of its assets (excluding buildings). This audit conclusion provides new information that resolves the uncertainty regarding this matter, management updated its assessment and measurement of the related uncertain tax positions. As a result, the Company recognized, as of December 31, 2025, tax credits balances related to tax audit for the 2020 period (see Note 6(a)), as well as a favorable impact associated with the recognition of uncertain tax positions for the years 2017 through 2019 and for the years 2021 through 2024, for which the same tax treatment applies (see Note 6(b)).

Based on the evidence obtained and the conclusions of the Company’s external legal advisors, management considers that no significant uncertainty remains regarding this specific tax position.

(g)   The Company recognizes the effects of the temporary differences between the accounting basis for financial reporting purposes and the taxable basis, the reconciliation of the effective income tax rate, as well as the components of income tax. A summary of these differences is presented below:

Temporary differences-

	December 31,	December 31,	December 31,
	2025	2024	2023
	US$(000)	US$(000)	US$(000)

Deferred Income tax
Assets
Cost of net asset for the construction of the tailing dam	237,394	214,396	193,378
Provision for remediation and mine closure	39,118	34,602	29,762
Unpaid vacations	11,629	9,227	9,031
Provision for mining taxes	2,642	7,231	4,335
Leases	2,034	3,297	3,007
Other provisions	4,262	11,429	11,282
	297,079	280,182	250,795
Liabilities
Property, plant and equipment depreciation	632,325	517,985	537,588
Stripping activity asset	191,342	165,018	126,744
Valuation of inventories	27,096	27,091	29,831
Price adjustment in the sale of copper, silver, and molybdenum.	60,385	(15,330)	10,822
Debt issuance costs	122	333	547
	911,270	695,097	705,532
Total deferred income tax liability	614,191	414,915	454,737
Supplementary retirement fund deferred
(see note 2(p))	—	—	5,414

Total deferred income tax liability	614,191	414,915	460,151

As of December 31, 2025, the increase in the deferred income tax liability compared to the prior year is mainly related to the impact on depreciation resulting from the closure of the 2020 tax audit (see Note 13(f)), together with the adjustments in copper sales quotations due to the increase in market prices.

Reconciliation of the income tax rate -

For the years ended December 31, 2025, 2024 and 2023, the income tax expense recorded differs from the theoretical expense that would have resulted from applying the statutory tax rate to the Company’s income before income tax due to the following:

	December 31,	December 31,	December 31,
	2025	2024	2023
	US$(000)	US$(000)	US$(000)

Profit before income tax	2,095,334	1,517,731	1,323,295
Income tax rate	32.00%	32.00%	32.00%
Expected income tax expense	670,507	485,674	423,454
Special mining tax and mining royalties	(37,764)	(32,432)	(32,182)
Gain for uncertainty about treatments of income taxes	(26,724)	(3,616)	(1,617)
Non - deductible expenses	10,929	12,335	12,744
Income tax true – ups	(19,401)	692	1,267
Penalties and moratorium interest	(642)	1,633	40,769
Income tax rate change effect on deferred taxes for the change in Peruvian tax law once the current Stability Contract expires	(618)	325	208
Other	1,860	(636)	3,908
Current and deferred income tax	598,147	463,975	448,551
Mining taxes	130,058	100,579	96,082
Supplementary retirement fund (deferred)	—	—	(302)

	728,205	564,554	544,331

Effective income tax rate	34.75%	37.20%	41.13%

Income tax -

The income tax expense for the years ended December 31, 2025, 2024 and 2023, is presented below:

	December 31,	December 31,	December 31,
	2025	2024	2023
	US$(000)	US$(000)	US$(000)

Income tax
Current	410,462	503,797	478,889
Deferred	187,685	(39,822)	(30,338)
	598,147	463,975	448,551
Mining taxes (mining royalty and special mining tax)
Current	118,467	100,579	96,082
Deferred	11,591	—	(302)

Income tax expense reported in the statements of comprehensive income	728,205	564,554	544,331

As a result of the closure of the 2020 tax audit, income tax includes a credit of US$44.5 million (see Note 13(f)).